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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 30, 2000


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                     1-12002                 23-2715194
      (State or other                (Commission            (I.R.S. Employer
jurisdiction of incorporation)       File Number)          Identification No.)



                            20 Soundview Marketplace
                         Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)


                                 (516) 767-8830
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


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ITEM 5. Other Events


     The Registrant, Acadia Realty Trust, hereby makes available as an exhibit to this filing, supplemental information concerning the ownership, operations and portfolio of the Registrant as of June 30, 2000.



ITEM 7. Financial Statements and Exhibits.

(c) Exhibits.

99   Quarterly Supplemental Disclosure - June 30, 2000



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ACADIA REALTY TRUST
                                                   (Registrant)


Date: August 30, 2000                           By: /s/ Kenneth F. Bernstein
                                                    ----------------------------
                                                    Name:  Kenneth F. Bernstein
                                                    Title: President



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